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                                                                  EXHIBIT 10.113

                                   CONTRACT

     THIS AGREEMENT, made and executed in Four (3) original counterparts this 26/th/ day of July ___________________ A.D. 1999 between the Utah Department of Transportation, hereinafter called "Department," first party, and Meadow Valley Contractor's, Inc. hereinafter called "Contractor," second party.

     WITNESSETH, That for and in consideration of payments, hereinafter mentioned, to be made by the Department, the Contractor agrees to furnish all labor and equipment; to furnish and deliver all materials not specifically mentioned as being furnished by the Department and to do and perform all work in the Construction of Cherry Hill Interchange in Davis County, State of Utah, a State Funded project, the same being identified as *HDP-9124(003) for the approximate sum of Seventeen Million Five Hundred Twenty One Thousand and 00/100 Dollars ($17,521,000.00).

     The Contractor further covenants and agrees that all of said work and labor shall be done and performed in the best and most workmanlike manner and in strict conformity with the plans, and specifications. The said plans and specifications and the notice to contractors, instruction to bidders, the proposal, special provisions and contract bond are hereby made a part of this agreement as fully and to the same effect as if the same had been set forth at length herein.

     In consideration of the foregoing premises, the Department agrees to pay to Contractor in the manner and in the amount provided in the said specification and proposal.

     IN WITNESS WHEREOF, the parties hereto have subscribed their names through their proper officers thereunto duly authorized as of the day and year first above written.


Attest:                               UTAH DEPARTMENT OF TRANSPORTATION

/s/ [ILLEGIBLE]^^
------------------------------        /s/ [ILLEGIBLE]^^
         Secretary                    -----------------------------------------
                                       Director of Transportation - First Party

Witnesses:

/s/ [ILLEGIBLE]^^
------------------------------
                                             Meadow Valley Contractor's Inc.
______________________________        -----------------------------------------
                                                      Second Party

Approved as to form:                  by     /s/ [ILLEGIBLE]^^
                                        ---------------------------------------
/s/ [ILLEGIBLE]^^                                 UTAH AREA MANAGER
------------------------------          ---------------------------------------
  Assistant Attorney General                             Title

APPROVED _____________________          _______________________________________
          Director of Finance               Utah Contractor License Number

                                        FUNDS AVAILABLE________________________

                                        /s/ Janet Steadman           8/03/99
                                        ------------------------  -------------
                                        Budget Officer                 Date